Exhibit 10.9

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) made this 19th day of March, 2013, by and between Legacy Capital Group A Limited Partnership, an Oklahoma limited partnership, (“Lessor”), and Enovation Controls, LLC, an Oklahoma limited liability company, (“Lessee”) with reference to the following facts:

(a)	Lessor entered into a Lease Agreement dated March 31, 2004 (“Original Lease”) pursuant to which Murphy Industries, LLC (formerly known as Murphy Industries, Inc.) (“Original Lessee”) leased a certain tract of land described on Exhibit “A” attached to the Original Lease.

(b)	Certain assets and operations of Original Lessee were transferred to Lessee effective January 1, 2013.

NOW THEREFORE, the Lessee assumes all rights and responsibilities under the Original Lease.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the day and year first above set forth.

“Lessor”:	LEGACY CAPITAL GROUP A LIMITED PARTNERSHIP, an Oklahoma limited partnership

	By:	Legacy Management Company, LLC an Oklahoma limited liability company, Its General Partner

		By:	/s/ Frank W. Murphy III
Frank W. Murphy III, Manager 2602 E. 28th Street Tulsa, Oklahoma 74114

“Lessee”:	ENOVATION CONTROLS, LLC, an Oklahoma limited liability company

	By:	/s/ Frank W. Murphy III
Frank W. Murphy III, Executive Chairman 5311 S. 122nd East Avenue Tulsa, Oklahoma 74146